UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21720

Northern Lights Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
251 Little Falls Drive Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(631) 490-4300

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2024

Item 1. Reports to Stockholders.

(a)

Biondo Focus Fund

Investor Class (BFONX)

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about Biondo Focus Fund for the period of January 1, 2024 to December 31, 2024.You can find additional information about the Fund at https://thebiondogroup.com/biondo-fund/. You can also request this information by contacting us at 1-800-672-9152.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$178	1.50%

How did the Fund perform during the reporting period?

The Biondo Focus Fund reflected the strength in growth stocks this year. The Fund finished strong in the fourth quarter, up 5.94%, to tally a 37.77% gain for the year. A few of the Fund's holdings outperformed relatively, including Intuitive Surgical, Nvidia Corp, Shockwave Medical, and Fair Isaac Corporation. Nvidia, a semiconductor chip designer, experienced an extraordinary 171% increase in its stock value, which we believe was driven by the rising impact of artificial intelligence technologies, reshaping the landscape for tech stocks.

Four new purchases were made during the year – Fair Isaac Corporation, a credit rating agency; TransMedics, an organ transplant service company; Procept BioRobotics Corp., a robotic urologic surgery company; and ASML, a provider of semiconductor chip manufacturing instruments. Additionally, Shockwave Medical was acquired by Johnson & Johnson during the year at a significant premium.

The Fund has an overweight position in technology and healthcare. Large-cap tech stocks significantly outperformed during the year, but some healthcare segments underperformed. Consequently, major detractors from performance during the period include Exact Sciences and Idexx Labs. Software companies Adobe Inc. and ServiceNow were also major detractors of performance. Our positions in Edwards Lifesciences and Exact Sciences were liquidated during the year.

As we enter 2025, we feel the economic and investment landscape reflects the momentum gained from a year marked by resilience and notable gains. New complexities and risks could challenge this progress, necessitating thoughtful strategies and adaptability. We will focus on our long-term investment strategy and will not be influenced by short-term market fluctuations. We are confident that by staying disciplined and patient, we can identify and seize opportunities as they arise.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Biondo Focus Fund
S&P 500® Index
Dow Jones Industrial Average®
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$34,254
$29,877
$26,159
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	Biondo Focus Fund	S&P 500® Index	Dow Jones Industrial Average®
Dec-2014	$10,000	$10,000	$10,000
Dec-2015	$8,776	$10,138	$10,021
Dec-2016	$8,900	$11,351	$11,674
Dec-2017	$11,692	$13,829	$14,956
Dec-2018	$12,433	$13,223	$14,435
Dec-2019	$15,385	$17,386	$18,094
Dec-2020	$20,096	$20,585	$19,853
Dec-2021	$21,365	$26,494	$24,012
Dec-2022	$13,816	$21,696	$22,364
Dec-2023	$18,988	$27,399	$25,983
Dec-2024	$26,159	$34,254	$29,877

Average Annual Total Returns

	1 Year	5 Years	10 Years
Biondo Focus Fund	37.77%	11.20%	10.09%
S&P 500® Index	25.02%	14.53%	13.10%
Dow Jones Industrial Average®	14.99%	10.55%	11.57%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$54,232,700
Number of Portfolio Holdings	19
Advisory Fee (net of waivers)	$376,664
Portfolio Turnover	14%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	99.9%
Money Market Funds	0.1%
Rights	0.0%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
62.2%
Health Care
24.2%
Consumer Discretionary
4.9%
Communications
4.5%
Money Market Funds
0.1%
Other Assets in Excess of Liabilities
4.1%

Value	Value
Other Assets in Excess of Liabilities	4.1%
Money Market Funds	0.1%
Communications	4.5%
Consumer Discretionary	4.9%
Health Care	24.2%
Technology	62.2%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Mastercard, Inc., Class A	14.6%
Intuitive Surgical, Inc.	13.7%
NVIDIA Corporation	13.0%
Apple, Inc.	8.1%
Amazon.com, Inc.	4.9%
Block, Inc.	4.7%
Fair Isaac Corporation	4.6%
Alphabet, Inc., Class A	4.5%
ServiceNow, Inc.	4.4%
Atlassian Corporation, Class A	4.2%

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

Biondo Focus Fund - Investor Class (BFONX)

Annual Shareholder Report - December 31, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( https://thebiondogroup.com/biondo-fund/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-BFONX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024	$15,800
2023	$15,200

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024	$3,000
2023	$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2023, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

ANNUAL FINANCIAL STATEMENTS and OTHER INFORMATION

THE BIONDO FOCUS FUND

ANNUAL FINANCIAL STATEMENTS and OTHER INFORMATION

December 31, 2024

The Biondo Focus Fund
SCHEDULE OF INVESTMENTS
December 31, 2024

Shares		Fair Value
	COMMON STOCKS — 95.8%
	BIOTECH & PHARMA - 1.1%
10,000	TransMedics Group, Inc.(a)	$623,500

	E-COMMERCE DISCRETIONARY - 4.9%
12,000	Amazon.com, Inc.(a)	2,632,680

	INTERNET MEDIA & SERVICES - 4.5%
13,000	Alphabet, Inc., Class A	2,460,900

	MEDICAL EQUIPMENT & DEVICES - 23.1%
3,500	IDEXX Laboratories, Inc.(a)	1,447,040
15,000	Illumina, Inc.(a)	2,004,450
14,250	Intuitive Surgical, Inc.(a)	7,437,930
20,000	PROCEPT BioRobotics Corporation(a)	1,610,400
		12,499,820
	SEMICONDUCTORS - 14.3%
1,000	ASML Holding N.V. - ADR	693,080
52,500	NVIDIA Corporation	7,050,225
		7,743,305
	SOFTWARE - 15.9%
4,500	Adobe, Inc.(a)	2,001,060
9,500	Atlassian Corporation, Class A(a)	2,312,110
2,250	ServiceNow, Inc.(a)	2,385,270
18,350	Shopify, Inc., Class A(a)	1,951,156
		8,649,596
	TECHNOLOGY HARDWARE - 8.1%
17,500	Apple, Inc.	4,382,350

	TECHNOLOGY SERVICES - 23.9%
30,000	Block, Inc., Class A(a)	2,549,700
1,250	Fair Isaac Corporation(a)	2,488,663
15,000	Mastercard, Inc., Class A	7,898,549
		12,936,912

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2024

Shares		Fair Value
	COMMON STOCKS — 95.8% (Continued)
	TOTAL COMMON STOCKS (Cost $17,643,522)	$51,929,063

Shares		Fair Value
	RIGHTS — 0.0%(b)
	MEDICAL EQUIPMENT & DEVICES - 0.0% (b)
18,500	ABIOMED, Inc. CVR(a),(c),(d)	—

	TOTAL RIGHTS (Cost $59,570)	—

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.1%
	MONEY MARKET FUNDS - 0.1%
71,260	First American Treasury Obligations Fund, Class X, 4.38%(e) (Cost $71,260)	71,260

	TOTAL INVESTMENTS - 95.9% (Cost $17,774,352)	$52,000,323
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.1%	2,232,377
	NET ASSETS - 100.0%	$54,232,700

ADR	- American Depositary Receipt

NV	- Naamioze Vennootschap

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Illiquid security.

(d)	Valued using unobservable inputs and fair valued by the advisor.

(e)	Rate disclosed is the seven day effective yield as of December 31, 2024.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

ASSETS
Investment securities:
At cost	$17,774,352
At value	$52,000,323
Receivable for investments sold	2,325,854
Dividends and interest receivable	480
Prepaid expenses & other assets	5,417
TOTAL ASSETS	54,332,074

LIABILITIES
Investment advisory fees payable	34,882
Payable to related parties	21,140
Distribution (12b-1) fees payable	11,780
Accrued expenses and other liabilities	31,572
TOTAL LIABILITIES	99,374
NET ASSETS	$54,232,700

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$18,658,057
Accumulated earnings	35,574,643
NET ASSETS	$54,232,700

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$54,232,700
Shares of beneficial interest outstanding	2,521,049
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$21.51

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

INVESTMENT INCOME
Dividends	$75,384
Interest	64,491
TOTAL INVESTMENT INCOME	139,875

EXPENSES
Investment advisory fees	536,098
Distribution (12b-1) fees - Investor Class	134,024
Administration fees	82,343
Fund accounting fees	36,230
Transfer agent fees	34,075
Compliance officer fees	28,471
Registration fees	26,604
Legal fees	21,974
Audit fees	19,424
Trustees’ fees and expenses	17,427
Shareholder reporting expense	11,512
Custody fees	8,800
Insurance expense	4,160
Other expenses	2,709
TOTAL EXPENSES	963,851
Less: Fees waived by the Advisor	(159,434)

NET EXPENSES	804,417
NET INVESTMENT LOSS	(664,542)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on transactions from:
Investments	12,064,487

Net change in unrealized appreciation (depreciation) on:
Investments	5,583,850

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,648,337

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,983,795

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
FROM OPERATIONS
Net investment loss	$(664,542)	$(542,201)
Net realized gain from investments and options purchased	12,064,487	707,427
Net change in unrealized appreciation (depreciation) of investments	5,583,850	14,976,005
Net increase in net assets resulting from operations	16,983,795	15,141,231

DISTRIBUTIONS TO SHAREHOLDERS
Distributions paid from earnings	(8,570,551)	(4,291,106)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	601,996	724,337
Net asset value of shares issued in reinvestment of distributions	8,539,518	4,248,037
Payments for shares redeemed	(13,721,057)	(8,232,154)
Redemption fee proceeds	83	19
Net decrease in net assets from shares of beneficial interest	(4,579,460)	(3,259,761)

TOTAL INCREASE IN NET ASSETS	3,833,784	7,590,364

NET ASSETS
Beginning of Year	50,398,916	42,808,552
End of Year	$54,232,700	$50,398,916

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	27,662	41,827
Shares Reinvested	373,721	248,423
Shares Redeemed	(632,656)	(462,549)
Net decrease in shares of beneficial interest outstanding	(231,273)	(172,299)

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$18.31	$14.64	$23.01	$23.35	$18.87
Activity from investment operations:
Net investment loss (1)	(0.27)	(0.19)	(0.23)	(0.35)	(0.27)
Net realized and unrealized gain (loss) on investments and option transactions	7.41	5.55	(7.90)	1.86	5.98
Total income from investment operations	7.14	5.36	(8.13)	1.51	5.71
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gains	(3.94)	(1.69)	(0.24)	(1.85)	(1.23)
Total distributions	(3.94)	(1.69)	(0.24)	(1.85)	(1.23)
Paid-in-Capital from redemption fees (1,2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$21.51	$18.31	$14.64	$23.01	$23.35
Total return (3)	37.77%	37.43%	(35.33)%	6.32%	30.62%
Net assets, end of year (in 000s)	$54,233	$50,399	$42,809	$75,666	$75,644
Ratio of gross expenses to average net assets including interest expense (4)	1.80%	1.71%	1.74%	1.59%	1.66%
Ratio of net expenses to average net assets including interest expense	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	(1.24)%	(1.12)%	(1.35)%	(1.41)%	(1.34)%
Portfolio turnover rate	14%	8%	11%	21%	29%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

See accompanying notes which are an integral part of these financial statements.

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1.	ORGANIZATION

The Biondo Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Investor Class shares.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standards Update (“ASU”) 2013-08.

Operating Segments – The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality,

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2024 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$51,929,063	$—	$—	$51,929,063
Rights	—	—	—	—
Short-Term Investments	71,260	—	—	71,260
Total	$52,000,323	$—	$—	$52,000,323

Additional disclosures surrounding Level 3 investments were not significant to the financial statements.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (“underlying fund”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying fund. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits sho uld be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2021, to December 31, 2023, or expected to be taken in the Fund’s December 31, 2024, year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in the Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2024, the Fund had net realized losses of $0 on purchased options.

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Purchases	Sales
$7,268,555	$21,694,006

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2024 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation(depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$17,774,352	$35,033,349	$(807,378)	$34,225,971

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% the Fund’s average daily net assets. For the year ended December 31, 2024, the Advisor earned fees of $536,098 for its service to the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2025, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2024, the Advisor waived fees in the amount of $159,434 for the Fund pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years or prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2024, the Advisor had $385,469 of waived expenses that may be recovered by the following dates:

December 31, 2025	December 31, 2026	December 31, 2027	Total
$125,835	$100,200	$159,434	$385,469

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Fund. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2024, the Fund was charged $134,024 pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2024, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	BANK LINE OF CREDIT

The Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (the “Bank”) for the purpose of investment purchases, subject to the limitations of the 1940 Act for borrowings. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.25% per annum at the time of borrowing. During the year ended December 31, 2024, the Fund had no outstanding borrowings. Effective April 19, 2024, the Fund terminated the bank line of credit.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2024 the Fund assessed $83 in redemption fees. For the year ended December 31, 2023, the Fund assessed $19 in redemption fees.

The Biondo Focus Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2024

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, National Financial Services LLC held approximately 87.52% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

9.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2024, and December 31, 2023, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2024	December 31, 2023
Ordinary Income	$—	$68
Long-Term Capital Gains	8,570,551	4,291,038
	$8,570,551	$4,291,106

As of December 31, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$2,164,252	$—	$—	$(815,580)	$34,225,971	$35,574,643

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gains from security and options transactions is primarily attributable to the tax deferral of losses on straddles. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

During the fiscal year ended December 31, 2024, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to net operating losses, and tax adjustments for use of tax equalization credits, resulted in reclassification for the Fund for the year ended December 31, 2024, as follows:

Paid In	Distributable
Capital	Earnings
$488,731	$(488,731)

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Biondo Focus Fund and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Biondo Focus Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 26, 2025

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

The Biondo Focus Fund

ADDITIONAL INFORMATION (Unaudited)

December 31, 2024

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

In connection with the regular meeting held on September 25-26, 2024 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (the “Adviser”) and the Trust, with respect to the Biondo Focus Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the advisory agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees noted that the Adviser was founded in 2004, had approximately $1 billion in AUM, and offered different wealth management services and tailored solutions to manage the financial goals of its investors. The Trustees reviewed the education and financial industry experience of the key investment personnel responsible for servicing the Fund and observed the deep experience and stability of the team, noting that the Adviser had not experienced any personnel changes. The Trustees further noted that the Adviser focused primarily on investing in companies with market capitalization of $1 billion or more in a unique competitive position, and that the Adviser performed deep analysis of each potential investment’s financial data, market position, and price to determine whether such company was undervalued or overvalued. The Trustees also observed that the Adviser had been awarded “Best-in-State Wealth Advisor” for 2024 by Forbes. The Trustees agreed that the Adviser was comprised of experienced professionals who performed robust due diligence and research in implementing the Fund’s investment strategy, and that the Adviser would continue to provide high quality service to the Fund for the benefit of its shareholders.

The Biondo Focus Fund

ADDITIONAL INFORMATION (Unaudited) (Continued)

December 31, 2024

Performance. The Trustees noted that the Fund’s returns for the prior one-year period were above the category and peer group median and surpassed the Fund’s benchmark. The Trustees observed that the Fund’s returns over the prior three-year and five-year periods were below the Fund’s category and peer group median. The Trustees acknowledged that the Adviser employed a concentrated investment strategy that, over a one-year period, could boost or degrade the Fund’s longer-term performance and that the Fund’s performance over the prior year was strong. The Trustees agreed that the Fund’s performance was satisfactory in light of the Fund’s investment strategy.

Fees and Expenses. The Trustees noted that the Adviser charged the Fund an annual advisory fee of 1.00%, which was higher than the category median and average and was the highest in the category range. The Trustees also observed that the Fund had a net expense ratio of 1.50%, which was above the category median and average but within the range. The Trustees acknowledged that that the Adviser had an expense limitation agreement in place with respect to the Fund, and that the Fund’s advisory fee was lower than the advisory fee charged by the Adviser for its separately managed account clients. The Trustees agreed that the Fund’s fees and expenses were not unreasonable.

Economies of Scale. The Trustees considered whether the Adviser had achieved economies of scale with respect to its management of the Fund. The Trustees considered the Adviser’s statement that the Fund would benefit from economies of scale at higher asset levels and acknowledged the Adviser’s willingness to introduce breakpoints should the Fund’s assets grow. The Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and considered the Adviser’s profit in terms of actual dollars and as a percentage of revenue. The Trustees noted that the Adviser had realized a modest profit with respect to its management of the Fund and agreed that the Adviser’s relationship with the Fund was not excessively profitable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the re-approval of the Advisory Agreement between Trust and the Adviser, on behalf of the Fund, was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By	/s/ Kevin E. Wolf
Kevin E. Wolf
Principal Executive Officer/President
Date: 3/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kevin E. Wolf
Kevin E. Wolf
Principal Executive Officer/President
Date: 3/6/2025

By	/s/ James Colantino
James Colantino
Principal Financial Officer/Treasurer
Date: 3/6/2025